Exhibit 99(a)

News Release

5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax:  (518) 381-3668

Subsidiary:	Trustco Bank	NASDAQ -- TRST

Contact:	Robert Leonard
Executive Vice President and
Chief Risk Officer
(518) 381-3693

FOR IMMEDIATE RELEASE:

TrustCo Reports Historic Performance – Past and Present;
Net Income of $17.9 Million up 24% over the Prior Year Quarter

Glenville, New York –July 21, 2022
TrustCo Bank Corp NY (TrustCo, NASDAQ: TRST) today announced second quarter 2022 net income of $17.9 million or $0.933 diluted earnings per share, compared to net income of $14.4 million or $0.748 diluted earnings per share for the second quarter 2021; and net income of $35.0 million or $1.822 diluted earnings per share for the six months ended June 30, 2022, compared to net income of $28.5 million or $1.478 diluted earnings per share for the six months ended June 30, 2021.

Overview

Noting that Trustco Bank marked its 120th year serving the community this June by ringing Nasdaq’s opening bell on June 13, 2022, Robert J. McCormick, Chairman, President and Chief Executive Officer said “The long-sustained success and strong financial performance of TrustCo Bank Corp NY truly is something to be celebrated.  With events from Times Square in New York City to our historic main office in Schenectady, New York, this quarter we have honored the leaders that came before us building not just a strong bank, but enduring community bonds, and touted our strategic plan for weathering a low interest rate environment.  We are very pleased to report today that these efforts have culminated in another quarter of record earnings and very positive loan growth.”

Details

Average loans were up $196.2 million or 4.6% in the second quarter 2022 over the same period in 2021.  Average residential loans, our primary lending focus, were up $202.0 million, or 5.3%, in the second quarter 2022 over the same period in 2021.  Average deposits were up $153.1 million or 2.9% for the second quarter 2022 over the same period a year earlier.  The increase in deposits was the result of a $382.6 million or 9.5% increase in total average core deposit accounts, which consist of interest bearing and non-interest bearing checking, savings and money market deposits, offset by a decrease in average time deposits of $229.5 million or 19.2%, for the second quarter 2022 over the same period in 2021.  Within the core deposits, checking balances were up $152.0 million or 8.0% (including interest bearing and non-interest bearing checking balances), money market balances were up $48.7 million or 6.7%, and savings balances were up $181.9 million or 13.2%.  We believe the increase in core deposits continues to reflect the desire of customers to have additional funds in the safety and security offered by TrustCo’s long history of conservative banking.  As we move forward, the objective is to continue to encourage customers to retain these additional funds in the expanded product offerings of the Bank through aggressive marketing and product differentiation.

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The cost of interest bearing liabilities decreased to 0.10% in the second quarter 2022 from 0.17% in the second quarter 2021.  A significant portion of our CD portfolio (time deposits) repriced during the last year while interest rates remained low; however, the Bank is monitoring the recent Federal Funds target rate increases, and the effects it is having on deposit rates as we move forward.  Continued increases in rates by the Federal Reserve Board will more than likely cause an increase in rates of interest bearing liabilities.  The net interest margin for the second quarter 2022 was 2.83%, up 13 basis points from 2.70% in the second quarter of 2021.  This was primarily also due to the recent increase in the Federal Funds target rate, resulting in more interest earned on our short-term funds.

The Bank continued to demonstrate its ability to grow shareholders’ equity as average equity was up $17.7 million or 3.1% in the second quarter of 2022 compared to the same period in 2021.  Return on average assets and return on average equity for the second quarter 2022 were 1.15% and 12.08%, respectively, an increase as compared to 0.95% and 10.05% for the second quarter 2021.  Improving efficiencies to reduce costs continues to remain a key area of focus.  Salaries and benefits expense increased approximately $2.2 million over the prior quarter due to a true-up to the incentive compensation accrual in the prior quarter.  Salaries and benefits expense has returned to historical levels in the second quarter of 2022.  The efficiency ratio was 51.97 for the second quarter 2022, a decrease as compared to 56.91 for the second quarter 2021.  The Bank also purchased 75 thousand shares of stock under the previously announced Stock Repurchase Plan.

Asset quality and loan loss reserve measures have stayed consistent.  Nonperforming loans (NPLs) were $18.7 million at June 30, 2022, compared to $20.8 million at June 30, 2021.  NPLs were 0.41% and 0.48% of total loans at June 30, 2022 and 2021, respectively.  The coverage ratio, or allowance for credit losses on loans to NPLs, was 242.0% at June 30, 2022, compared to 240.9% at June 30, 2021.  Nonperforming assets (NPAs) were $19.4 million at June 30, 2022, compared to $21.1 million at June 30, 2021.  As mentioned in the prior quarter, the Company adopted Accounting Standards Update 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments” (“CECL”) effective January 1, 2022.  TrustCo recorded a net decrease to retained earnings of $3.5 million upon adoption of the new accounting standard. The transition adjustment at January 1, 2022 included a $2.4 million increase in the allowance for credit losses on loans, a $2.3 million increase in the allowance for estimated credit losses on unfunded off-balance sheet credit exposures, and a corresponding increase in deferred tax assets of $1.2 million.  The Company recorded a credit to provision for credit losses of $491 thousand, which includes a credit to provision for credit losses on loans of $1.0 million as a result of improving unemployment and housing price forecasts, offset by a provision for credit losses on unfunded commitments of $509 thousand as a result of a corresponding increase in unfunded loan commitments.  The ratio of allowance for credit losses on loans to total loans was 1.00% and 1.15% as of June 30, 2022 and 2021, respectively.  The allowance for credit losses on loans was $45.3 million at June 30, 2022, compared to $50.2 million at June 30, 2021.

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Net recoveries for the second quarter 2022 were $107 thousand versus net recoveries in the second quarter 2021 of $164 thousand.  The annualized net recoveries ratio was (0.01)% and (0.02)% for the second quarter 2022 and 2021, respectively.

At June 30, 2022 the equity to asset ratio was 9.55%, compared to 9.45% at June 30, 2021.  Book value per share at June 30, 2022 was $31.06, up 3.5% compared to $30.00 a year earlier.

TrustCo Bank Corp NY is a $6.2 billion savings and loan holding company and through its subsidiary, Trustco Bank, operated 144 offices in New York, New Jersey, Vermont, Massachusetts, and Florida at June 30, 2022.

In addition, the Bank’s Financial Services Department offers a full range of investment services, retirement planning and trust and estate administration services.  The common shares of TrustCo are traded on the NASDAQ Global Select Market under the symbol TRST.

A conference call to discuss second quarter 2022 results will be held at 9:00 a.m. Eastern Time on July 22, 2022.  Those wishing to participate in the call may dial toll-free for the United States at 1-844-200-6205, for Canada at 1-833-950-0062, and all other locations at 1-929-526-1599, Access code 005124.  A replay of the call will be available for thirty days by dialing toll-free for the United States at 1-866-813-9403, for Canada at 1-226-828-7578, and all other locations at +44-204-525-0658, Access code 575732.  The call will also be audio webcast at https://events.q4inc.com/attendee/221175934, and will be available for one year.

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Safe Harbor Statement
All statements in this news release that are not historical are forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended.  Forward-looking statements can be identified by words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our expectations for our performance during 2022, including our expectations regarding the effects of the economic environment on our financial results, our ability to retain customers and the amount of customers’ business, including deposit balances, with us, the impact of Federal Reserve actions regarding interest rates and the growth of loans and deposits throughout our branch network and our ability to capitalize on economic changes in the areas in which we operate.  Such forward-looking statements are subject to factors that could cause actual results to differ materially for TrustCo from those discussed, and many of the risks and uncertainties are heightened by or may, in the future, be heightened by the effects of the COVID-19 pandemic and macroeconomic or geopolitical concerns related to inflation, rising interest rates and the war in Ukraine. TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect TrustCo’s actual results and could cause TrustCo’s actual financial performance to differ materially from that expressed in any forward-looking statement:  the effects of inflation and inflationary pressures and changes in monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; the impact of the actions taken by governmental authorities to contain the COVID-19 pandemic or address the impact of the pandemic on the economy, and the effect of all of such items on our operations, liquidity and capital position, and on the financial condition of our borrowers and other customers; changes in and uncertainty related to benchmark interest rates used to price loans and deposits; future business strategies related to the implementation of CECL; credit risks and risks from concentrations (by geographic area and by loan product) within our loan portfolio; changes in local market areas and general business and economic trends, as well as changes in consumer spending and savings habits; and our ability to assess and react effectively to such changes; our ability to continue to originate a significant volume of one-to-four family mortgage loans in our market areas; our ability to continue to maintain noninterest expense and other overhead costs at reasonable levels relative to income; our ability to make accurate assumptions and judgments regarding the credit risks associated with lending and investing activities; restrictions or conditions imposed by our regulators on our operations that may make it more difficult for us to achieve our goals; the future earnings and capital levels of us and Trustco Bank and the continued receipt of approvals from our primary federal banking regulators under regulatory rules to distribute capital to TrustCo, which could affect our ability to pay dividends; results of supervisory monitoring or examinations of Trustco Bank and TrustCo by our respective regulators; adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio;  the perceived overall value of our products and services by users, including in comparison to competitors’ products and services and the willingness of current and prospective customers to substitute competitors’ products and services for our products and services; changes in consumer spending, borrowing and saving habits; the effect of changes in financial services laws and regulations and the impact of other governmental initiatives affecting the financial services industry; changes in management personnel; real estate and collateral values; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the FASB or PCAOB; disruptions, security breaches, or other adverse events affecting the third-party vendors who perform several of our critical processing functions; technological changes and electronic, cyber and physical security breaches; our success at managing the risks involved in the foregoing and managing our business; and other risks and uncertainties under the heading “Risk Factors” in our most recent annual report on Form 10-K and, if any, in our subsequent quarterly reports on Form 10-Q or other securities filings.

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TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)
(Unaudited)

	Three months ended
	6/30/2022		3/31/2022		6/30/2021
Summary of operations
Net interest income (TE)	$43,060		40,096		40,122
(Credit) Provision for credit losses	(491)		(200)		-
Noninterest income	4,916		5,183		4,688
Noninterest expense	25,005		22,765		25,440
Net income	17,871		17,089		14,433

Per share
Net income per share:
- Basic	$0.933		0.890		0.749
- Diluted	0.933		0.890		0.748
Cash dividends	0.350		0.350		0.341
Book value at period end	31.06		30.85		30.00
Market price at period end	30.84		31.93		34.38

At period end
Full time equivalent employees	793		769		769
Full service banking offices	144		144		147

Performance ratios
Return on average assets	1.15%		1.12		0.95
Return on average equity	12.08		11.60		10.05
Efficiency (1)	51.97		50.55		56.91
Net interest spread (TE)	2.80		2.63		2.66
Net interest margin (TE)	2.83		2.66		2.70
Dividend payout ratio	37.46		39.36		45.51

Capital ratios at period end
Consolidated tangible equity to tangible assets (2)	9.54%		9.43		9.44
Consolidated equity to assets	9.55%		9.44		9.45

Asset quality analysis at period end
Nonperforming loans to total loans	0.41		0.43		0.48
Nonperforming assets to total assets	0.31		0.31		0.34
Allowance for credit losses on loans to total loans	1.00		1.03		1.15
Coverage ratio (3)	2.4	x	2.4	x	2.4	x

(1)
Non-GAAP measure; calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income. See Non-GAAP Financial Measures Reconciliation.

(2)	Non-GAAP measure; calculated as total equity less $553 of intangible assets divided by total assets less $553 of intangible assets. See Non-GAAP Financial Measures Reconciliation.
(3)	Calculated as allowance for credit losses on loans divided by total nonperforming loans.

TE = Taxable equivalent

Page | 5

FINANCIAL HIGHLIGHTS, Continued

(dollars in thousands, except per share data)
(Unaudited)

	Six months ended
	06/30/22	06/30/21
Summary of operations
Net interest income (TE)	$83,156	80,229
(Credit) Provision for credit losses	(691)	350
Noninterest income	10,099	9,116
Noninterest expense	47,770	50,775
Net income	34,960	28,516

Per share
Net income per share:
- Basic	$1.822	1.479
- Diluted	1.822	1.478
Cash dividends	0.700	0.681
Book value at period end	31.06	30.00
Market price at period end	30.84	34.38

Performance ratios
Return on average assets	1.13	0.96
Return on average equity	11.84	10.03
Efficiency (1)	51.28	56.63
Net interest spread (TE)	2.72	2.70
Net interest margin (TE)	2.74	2.74
Dividend payout ratio	38.39	46.07

(1)
Non-GAAP measure; calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income.  See Non-GAAP Financial Measures Reconciliation.

TE = Taxable equivalent.

Page | 6

CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)

	Three months ended
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Interest and dividend income:
Interest and fees on loans	$39,604	39,003	39,655	39,488	39,808
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	147	86	76	91	97
State and political subdivisions	-	1	-	1	-
Mortgage-backed securities and collateralized mortgage obligations - residential	1,367	1,087	1,073	1,038	1,167
Corporate bonds	522	233	206	220	323
Small Business Administration – guaranteed participation securities	140	154	165	181	193
Other securities	2	2	4	5	5
Total interest and dividends on securities available for sale	2,178	1,563	1,524	1,536	1,785

Interest on held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations - residential	87	90	97	104	111
Total interest on held to maturity securities	87	90	97	104	111

Federal Reserve Bank and Federal Home Loan Bank stock	65	62	62	64	65

Interest on federal funds sold and other short-term investments	2,253	572	432	470	286
Total interest income	44,187	41,290	41,770	41,662	42,055

Interest expense:
Interest on deposits:
Interest-bearing checking	42	44	42	38	46
Savings	163	156	149	154	162
Money market deposit accounts	210	214	201	202	236
Time deposits	536	546	865	1,149	1,261
Interest on short-term borrowings	176	234	221	232	228
Total interest expense	1,127	1,194	1,478	1,775	1,933

Net interest income	43,060	40,096	40,292	39,887	40,122

Less: (Credit) Provision for credit losses	(491)	(200)	(3,000)	(2,800)	-
Net interest income after provision for loan losses	43,551	40,296	43,292	42,687	40,122

Noninterest income:
Trustco Financial Services income	1,996	1,833	1,766	1,558	1,999
Fees for services to customers	2,658	2,801	2,578	2,531	2,486
Other	262	549	182	206	203
Total noninterest income	4,916	5,183	4,526	4,295	4,688

Noninterest expenses:
Salaries and employee benefits	11,464	9,239	11,984	11,909	12,403
Net occupancy expense	4,254	4,529	4,569	4,259	4,328
Equipment expense	1,667	1,588	1,758	1,628	1,600
Professional services	1,484	1,467	1,579	1,483	1,614
Outsourced services	2,500	2,280	1,950	2,015	2,169
Advertising expense	389	617	762	310	549
FDIC and other insurance	804	812	780	746	777
Other real estate expense (income), net	74	11	(28)	32	(60)
Other	2,369	2,222	2,836	2,315	2,060
Total noninterest expenses	25,005	22,765	26,190	24,697	25,440

Income before taxes	23,462	22,714	21,628	22,285	19,370
Income taxes	5,591	5,625	5,387	5,523	4,937

Net income	$17,871	17,089	16,241	16,762	14,433

Net income per common share:
- Basic	$0.933	0.890	0.845	0.871	0.749

- Diluted	0.933	0.890	0.845	0.871	0.748

Average basic shares (in thousands)	19,152	19,209	19,216	19,249	19,281
Average diluted shares (in thousands)	19,153	19,210	19,218	19,252	19,290

Note: Taxable equivalent net interest income	$43,060	40,096	40,292	39,888	40,122

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CONSOLIDATED STATEMENTS OF INCOME, Continued

(dollars in thousands, except per share data)
(Unaudited)

	Six months ended
	06/30/22	06/30/21
Interest and dividend income:
Interest and fees on loans	$78,607	80,025
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	233	147
State and political subdivisions	1	1
Mortgage-backed securities and collateralized mortgage obligations - residential	2,454	2,404
Corporate bonds	755	639
Small Business Administration – guaranteed participation securities	294	399
Other securities	4	11
Total interest and dividends on securities available for sale	3,741	3,601

Interest on held to maturity securities:
Mortgage-backed securities-residential	177	234
Total interest on held to maturity securities	177	234

Federal Reserve Bank and Federal Home Loan Bank stock	127	134

Interest on federal funds sold and other short-term investments	2,825	556
Total interest income	85,477	84,550

Interest expense:
Interest on deposits:
Interest-bearing checking	86	98
Savings	319	321
Money market deposit accounts	424	519
Time deposits	1,082	2,927
Interest on short-term borrowings	410	456
Total interest expense	2,321	4,321

Net interest income	83,156	80,229

Less: (Credit) Provision for credit losses	(691)	350
Net interest income after provision for loan losses	83,847	79,879

Noninterest income:
Trustco Financial Services income	3,829	4,034
Fees for services to customers	5,459	4,690
Other	811	392
Total noninterest income	10,099	9,116

Noninterest expenses:
Salaries and employee benefits	20,703	24,828
Net occupancy expense	8,783	8,914
Equipment expense	3,255	3,231
Professional services	2,951	3,046
Outsourced services	4,780	4,419
Advertising expense	1,006	903
FDIC and other insurance	1,616	1,484
Other real estate expense, net	85	179
Other	4,591	3,771
Total noninterest expenses	47,770	50,775

Income before taxes	46,176	38,220
Income taxes	11,216	9,704

Net income	$34,960	28,516

Net income per common share:
- Basic	$1.822	1.479

- Diluted	1.822	1.478

Average basic shares (in thousands)	19,184	19,284
Average diluted shares (in thousands)	19,185	19,292

Note: Taxable equivalent net interest income	$83,156	80,229

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CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(dollars in thousands)
(Unaudited)

	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
ASSETS:

Cash and due from banks	$46,611	47,526	48,357	45,486	47,766
Federal funds sold and other short term investments	999,573	1,225,022	1,171,113	1,147,853	1,134,622
Total cash and cash equivalents	1,046,184	1,272,548	1,219,470	1,193,339	1,182,388

Securities available for sale:
U. S. government sponsored enterprises	101,100	62,059	59,179	59,749	74,579
States and political subdivisions	41	41	41	48	48
Mortgage-backed securities and collateralized mortgage obligations - residential	287,450	244,045	270,798	293,585	315,656
Small Business Administration - guaranteed participation securities	25,428	28,086	31,674	34,569	37,199
Corporate bonds	87,740	74,089	45,337	45,915	54,647
Other securities	656	671	684	686	686
Total securities available for sale	502,415	408,991	407,713	434,552	482,815

Held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations-residential	8,544	9,183	9,923	10,701	11,665
Total held to maturity securities	8,544	9,183	9,923	10,701	11,665

Federal Reserve Bank and Federal Home Loan Bank stock	5,797	5,604	5,604	5,604	5,604

Loans:
Commercial	199,886	192,408	200,200	204,679	214,164
Residential mortgage loans	4,076,657	4,026,434	3,998,187	3,951,285	3,892,351
Home equity line of credit	253,758	236,117	230,976	231,314	234,214
Installment loans	10,258	9,395	9,416	9,451	8,638
Loans, net of deferred net costs	4,540,559	4,464,354	4,438,779	4,396,729	4,349,367

Less: Allowance for credit losses on loans	45,285	46,178	44,267	47,350	50,155
Net loans	4,495,274	4,418,176	4,394,512	4,349,379	4,299,212

Bank premises and equipment, net	32,381	32,644	33,027	33,233	33,691
Operating lease right-of-use assets	47,343	48,569	48,090	45,836	45,825
Other assets	88,853	86,158	78,207	62,191	61,378

Total assets	$6,226,791	6,281,873	6,196,546	6,134,835	6,122,578

LIABILITIES:
Deposits:
Demand	$851,573	835,281	794,878	790,663	765,193
Interest-bearing checking	1,208,159	1,225,093	1,191,304	1,148,593	1,152,901
Savings accounts	1,577,034	1,553,152	1,504,554	1,433,130	1,409,556
Money market deposit accounts	760,338	796,275	782,079	744,051	732,963
Time deposits	999,737	940,215	995,314	1,124,581	1,169,907
Total deposits	5,396,841	5,350,016	5,268,129	5,241,018	5,230,520

Short-term borrowings	147,282	248,371	244,686	230,770	237,791
Operating lease liabilities	51,777	53,094	52,720	50,515	50,586
Accrued expenses and other liabilities	36,259	37,497	29,883	25,849	25,088

Total liabilities	5,632,159	5,688,978	5,595,418	5,548,152	5,543,985

SHAREHOLDERS' EQUITY:
Capital stock	20,046	20,046	20,046	20,042	20,041
Surplus	256,661	256,661	256,661	256,565	256,536
Undivided profits	367,100	355,948	349,056	339,554	329,350
Accumulated other comprehensive (loss) income, net of tax	(9,422)	(2,369)	12,147	7,304	7,840
Treasury stock at cost	(39,753)	(37,391)	(36,782)	(36,782)	(35,174)

Total shareholders' equity	594,632	592,895	601,128	586,683	578,593

Total liabilities and shareholders' equity	$6,226,791	6,281,873	6,196,546	6,134,835	6,122,578

Outstanding shares (in thousands)	19,127	19,202	19,220	19,216	19,265

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NONPERFORMING ASSETS

(dollars in thousands)
(Unaudited)

6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Nonperforming Assets

New York and other states*
Loans in nonaccrual status:
Commercial	$203	187	112	176	150
Real estate mortgage - 1 to 4 family	16,259	17,065	16,574	17,878	18,466
Installment	40	33	37	32	43
Total non-accrual loans	16,502	17,285	16,723	18,086	18,659
Other nonperforming real estate mortgages - 1 to 4 family	14	16	17	19	20
Total nonperforming loans	16,516	17,301	16,740	18,105	18,679
Other real estate owned	644	269	362	511	251
Total nonperforming assets	$17,160	17,570	17,102	18,616	18,930

Florida
Loans in nonaccrual status:
Commercial	$-	-	-	-	-
Real estate mortgage - 1 to 4 family	2,192	2,109	2,016	2,066	2,142
Installment	5	8	-	-	-
Total non-accrual loans	2,197	2,117	2,016	2,066	2,142
Other nonperforming real estate mortgages - 1 to 4 family	-	-	-	-	-
Total nonperforming loans	2,197	2,117	2,016	2,066	2,142
Other real estate owned	-	-	-	-	-
Total nonperforming assets	$2,197	2,117	2,016	2,066	2,142

Total
Loans in nonaccrual status:
Commercial	$203	187	112	176	150
Real estate mortgage - 1 to 4 family	18,451	19,174	18,590	19,944	20,608
Installment	45	41	37	32	43
Total non-accrual loans	18,699	19,402	18,739	20,152	20,801
Other nonperforming real estate mortgages - 1 to 4 family	14	16	17	19	20
Total nonperforming loans	18,713	19,418	18,756	20,171	20,821
Other real estate owned	644	269	362	511	251
Total nonperforming assets	$19,357	19,687	19,118	20,682	21,072

Quarterly Net (Recoveries) Chargeoffs

New York and other states*
Commercial	$-	36	-	30	-
Real estate mortgage - 1 to 4 family	(119)	(97)	52	(39)	(136)
Installment	12	3	31	14	(27)
Total net (recoveries) chargeoffs	$(107)	(58)	83	5	(163)

Florida
Commercial	$-	-	-	-	-
Real estate mortgage - 1 to 4 family	-	-	-	-	(1)
Installment	-	-	-	-	-
Total net (recoveries) chargeoffs	$-	-	-	-	(1)

Total
Commercial	$-	36	-	30	-
Real estate mortgage - 1 to 4 family	(119)	(97)	52	(39)	(137)
Installment	12	3	31	14	(27)
Total net (recoveries) chargeoffs	$(107)	(58)	83	5	(164)

Asset Quality Ratios

Total nonperforming loans (1)	$18,713	19,418	18,756	20,171	20,821
Total nonperforming assets (1)	19,357	19,687	19,118	20,682	21,072
Total net (recoveries) chargeoffs (2)	(107)	(58)	83	5	(164)

Allowance for credit losses on loans (1)	45,285	46,178	44,267	47,350	50,155

Nonperforming loans to total loans	0.41%	0.43%	0.42%	0.46%	0.48%
Nonperforming assets to total assets	0.31%	0.31%	0.31%	0.34%	0.34%
Allowance for credit losses on loans to total loans	1.00%	1.03%	1.00%	1.08%	1.15%
Coverage ratio (1)	242.0%	237.8%	236.0%	234.7%	240.9%
Annualized net (recoveries) chargeoffs to average loans (2)	-0.01%	-0.01%	0.01%	0.00%	-0.02%
Allowance for credit losses on loans to annualized net (recoveries) chargeoffs (2)	N/A	N/A	133.3	x	2367.5	x	N/A

* Includes New York, New Jersey, Vermont and Massachusetts.
(1)	At period-end
(2)	For the period ended

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DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY -
INTEREST RATES AND INTEREST DIFFERENTIAL

(dollars in thousands) (Unaudited)	Three months ended June 30, 2022			Three months ended June 30, 2021
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets

Securities available for sale:
U. S. government sponsored enterprises	$71,409	147	0.83%	$74,971	97	0.52%
Mortgage backed securities and collateralized mortgage obligations - residential	282,800	1,367	1.92	327,332	1,167	1.43
State and political subdivisions	41	-	-	48	0	-
Corporate bonds	87,556	522	2.38	57,021	323	2.27
Small Business Administration - guaranteed participation securities	27,512	140	2.04	36,839	193	2.09
Other	686	2	1.17	686	5	2.92

Total securities available for sale	470,004	2,178	1.85	496,897	1,785	1.44

Federal funds sold and other short-term Investments	1,101,489	2,253	0.82	1,126,298	286	0.10

Held to maturity securities:
Mortgage backed securities and collateralized mortgage obligations - residential	8,859	87	3.93	12,179	111	3.67

Total held to maturity securities	8,859	87	3.93	12,179	111	3.67

Federal Reserve Bank and Federal Home Loan Bank stock	5,797	65	4.49	5,598	65	4.64

Commercial loans	198,972	2,402	4.83	214,912	2,608	4.85
Residential mortgage loans	4,049,271	34,771	3.43	3,847,274	34,836	3.62
Home equity lines of credit	243,648	2,269	3.74	234,476	2,211	3.78
Installment loans	9,321	162	6.98	8,349	153	7.34

Loans, net of unearned income	4,501,212	39,604	3.52	4,305,011	39,808	3.70

Total interest earning assets	6,087,361	44,187	2.90	5,945,983	42,055	2.83

Allowance for credit losses on loans	(46,411)			(50,196)
Cash & non-interest earning assets	193,099			197,561

Total assets	$6,234,049			$6,093,348

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$1,210,554	42	0.01%	$1,149,296	46	0.02%
Money market accounts	777,860	210	0.11	729,136	236	0.13
Savings	1,564,454	163	0.04	1,382,604	162	0.05
Time deposits	968,560	536	0.22	1,198,064	1,261	0.42

Total interest bearing deposits	4,521,428	951	0.08	4,459,100	1,705	0.15
Short-term borrowings	197,259	176	0.36	233,426	228	0.39

Total interest bearing liabilities	4,718,687	1,127	0.10	4,692,526	1,933	0.17

Demand deposits	842,487			751,719
Other liabilities	79,431			73,368
Shareholders' equity	593,444			575,735

Total liabilities and shareholders' equity	$6,234,049			$6,093,348

Net interest income, tax equivalent		43,060			40,122

Net interest spread			2.80%			2.66%

Net interest margin (net interest income to total interest earning assets)			2.83%			2.70%

Tax equivalent adjustment		-			-

Net interest income		43,060			40,122

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DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY -
INTEREST RATES AND INTEREST DIFFERENTIAL, Continued

(dollars in thousands) (Unaudited)	Six months ended June 30, 2022			Six months ended June 30, 2021
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets

Securities available for sale:
U. S. government sponsored enterprises	$66,609	233	0.70%	$63,374	147	0.46%
Mortgage backed securities and collateralized mortgage obligations - residential	272,022	2,454	1.80	327,472	2,404	1.47
State and political subdivisions	41	1	6.73	49	1	6.60
Corporate bonds	70,362	755	2.15	60,160	639	2.12
Small Business Administration - guaranteed participation securities	28,685	294	2.05	38,203	399	2.09
Other	686	4	1.17	687	11	3.20

Total securities available for sale	438,405	3,741	1.71	489,945	3,601	1.47

Federal funds sold and other short-term Investments	1,144,108	2,825	0.50	1,078,201	556	0.10

Held to maturity securities:
Mortgage backed securities and collateralized mortgage obligations - residential	9,198	177	3.86	12,723	234	3.68

Total held to maturity securities	9,198	177	3.86	12,723	234	3.68

Federal Reserve Bank and Federal Home Loan Bank stock	5,701	127	4.46	5,552	134	4.83

Commercial loans	196,991	4,928	5.00	213,853	5,554	5.19
Residential mortgage loans	4,028,667	68,968	3.43	3,818,426	69,687	3.65
Home equity lines of credit	238,122	4,393	3.72	236,417	4,471	3.81
Installment loans	9,148	318	7.00	8,573	313	7.37

Loans, net of unearned income	4,472,928	78,607	3.52	4,277,269	80,025	3.75

Total interest earning assets	6,070,340	85,477	2.82	5,863,690	84,550	2.89

Allowance for credit losses on loans	(46,584)			(50,071)
Cash & non-interest earning assets	200,193			197,682

Total assets	$6,223,949			$6,011,301

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$1,201,078	86	0.01%	$1,117,113	98	0.02%
Money market accounts	784,737	424	0.11	727,363	519	0.14
Savings	1,546,316	319	0.04	1,349,013	321	0.05
Time deposits	966,372	1,082	0.23	1,229,838	2,927	0.48

Total interest bearing deposits	4,498,503	1,911	0.09	4,423,327	3,865	0.18
Short-term borrowings	222,755	410	0.37	228,643	456	0.40

Total interest bearing liabilities	4,721,258	2,321	0.10	4,651,970	4,321	0.19

Demand deposits	825,685			712,790
Other liabilities	81,520			73,276
Shareholders' equity	595,486			573,265

Total liabilities and shareholders' equity	$6,223,949			$6,011,301

Net interest income, tax equivalent		83,156			80,229

Net interest spread			2.72%			2.70%

Net interest margin (net interest income to total interest earning assets)			2.74%			2.74%

Tax equivalent adjustment		-			-

Net interest income		83,156			80,229

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Non-GAAP Financial Measures Reconciliation

Tangible equity as a percentage of tangible assets at period end is a non-GAAP financial measure derived from GAAP-based amounts. We calculate tangible equity and tangible assets by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively.  We calculate tangible equity as a percentage of tangible assets at period end by dividing tangible equity by tangible assets at period end.  We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios.

The efficiency ratio is a non-GAAP measure of expense control relative to revenue from net interest income and fee income.  We calculate the efficiency ratio by dividing total noninterest expenses as determined under GAAP, but excluding other real estate expense, net, by net interest income (fully taxable equivalent) and total noninterest income as determined under GAAP, but excluding net gains on the sale of securities and other non-routine items from this calculation.  We believe that this provides a reasonable measure of primary banking expenses relative to primary banking revenue.

We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial results. Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measures of tangible common equity, tangible book value per share, efficiency ratio, net income and net income per share to the underlying GAAP numbers is set forth below.

NON-GAAP FINANCIAL MEASURES RECONCILIATION

(dollars in thousands, except per share amounts)
(Unaudited)

	6/30/2022	3/31/2022	6/30/2021

Tangible Equity to Tangible Assets
Total Assets (GAAP)	$6,226,791	6,281,873	6,122,578
Less: Intangible assets	553	553	553
Tangible assets (Non-GAAP)	6,226,238	6,281,320	6,122,025

Equity (GAAP)	594,632	592,895	578,593
Less: Intangible assets	553	553	553
Tangible equity (Non-GAAP)	594,079	592,342	578,040
Tangible Equity to Tangible Assets (Non-GAAP)	9.54%	9.43%	9.44%
Equity to Assets (GAAP)	9.55%	9.44%	9.45%

	Three months ended			Six months ended
Efficiency Ratio	6/30/2022	3/31/2022	6/30/2021	6/30/2022	6/30/2021

Net interest income (fully taxable equivalent) (Non-GAAP)	$43,060	40,096	40,122	$83,156	80,229
Non-interest income (GAAP)	4,916	5,183	4,688	10,099	9,116
Less: Net gain on sale of building	-	268	-	268	-
Revenue used for efficiency ratio (Non-GAAP)	47,976	45,011	44,810	92,987	89,345

Total noninterest expense (GAAP)	25,005	22,765	25,440	47,770	50,775
Less: Other real estate (income) expense, net	74	11	(60)	85	179
Expense used for efficiency ratio (Non-GAAP)	24,931	22,754	25,500	47,685	50,596

Efficiency Ratio	51.97%	50.55%	56.91%	51.28%	56.63%

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